UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) February 18, 2010
Navigant Consulting, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12173	36-4094854
(State of Other Jurisdiction	Commission	(IRS Employer
of Incorporation)	File Number	Identification No.)
30 S. Wacker, Suite 3550, Chicago, IL 60606
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone number, including area code (312) 573-5600
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Navigant Consulting, Inc. issued a press release dated February 18, 2010 announcing the results for the fourth quarter and full year ended December 31, 2009. The press release is attached hereto as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure
On February 18, 2010, Navigant Consulting, Inc. posted the Metrics Summary of Navigant Consulting, Inc. The Metrics Summary is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits
99.1	Press Release dated February 18, 2010.

99.2	Metrics Summary of Navigant Consulting, Inc.

SIGNATURES
     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Navigant Consulting, Inc.
Date: February 18, 2010

	By: Name:	/s/ Thomas A. Nardi Thomas A. Nardi
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	Press Release dated February 18, 2010.

99.2	Metrics Summary of Navigant Consulting, Inc.